UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
April 2002

SUPPLEMENT TO THE PROSPECTUS
Dated May 18, 2001

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
PROSPECTUS SUPPLEMENT
DATED APRIL 2002

The information set forth below supplements the Prospectus dated May 18, 2001 of UBS PW Tamarack International Fund, L.L.C. (the “Fund”). Prospective investors are urged to read the Fund’s Prospectus and Limited Liability Company Agreement (the “Agreement”) carefully, which is provided together with (or has preceded) this Supplement. Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus. If the prospective investor wishes to invest in the Fund, such investor must complete, execute and return the Fund’s Investor Certification, along with payment.

The Fund:

The Fund commenced operations on July 1, 2001 and, as of January 1, 2002, had net assets of approximately $74 million.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund’s financial performance for the period from July 1, 2001 (commencement of operations) to December 31, 2001. The information reflects financial results for an investor that has been in the Fund since inception. This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the SAI. The SAI is available upon request.

Total return Ratio of net investment loss to average net assets Ratio of total expenses to average net assets Portfolio turnover rate Net asset value at end of period	Period from July 1, 2001 (commencement of operations) to December 31, 2001 -4.09%* -0.84%** 2.53%** 375.17% $74,232,659

* Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after incentive allocation to the Adviser, and does not reflect the deduction of sales loads incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

** Annualized

          For a hypothetical $50,000 interest in the Fund at the Fund’s inception through December 31, 2001, net loss would be $2,047.

The Fund’s total return for the period from July 1, 2001 (commencement of operations) to March 31, 2002 was 0.94%, and does not reflect deduction of a sales load. If deduction of a sales load had been reflected, the total return for the period would have been lower. For the same period, the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index was -8.40%. The MSCI EAFE Index is an unmanaged, market capitalization weighted index that measures the performance of stocks from 20 countries in Europe, Australia, Asia and the Far East. The performance data for the MSCI EAFE Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses.

No Investor has the right to require the Fund to redeem the investor’s Interest in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Fund’s Board of Directors in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors in December 2002 and, thereafter, twice each year, in June and December.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.